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                                                                      EXHIBIT 21


                   SUBSIDIARIES OF NEXTEL COMMUNICATIONS, INC.

                              (as of March 1, 2000)

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
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                          CORPORATION                                         JURISDICTION OF INCORPORATION
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
Airfone Holdings, Inc.                                                                      DE
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Arrendadora de Equipos Telecommunicaciones S.A. de C.V.                                   Mexico
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Art Consult Global International S.A.                                               British Virgin Is.
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Butler Gorge Interntional Corp.                                                     British Virgin Is.
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CellCall, Inc.                                                                              DE
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Comercializadora Protel S.A. de C.V.                                                      Mexico
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Comunicacion Integral San Luis S.A. de C.V.                                               Mexico
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Comunicaciones Nextel de Mexico, S.A. de C.V.                                             Mexico
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Dial Call Midwest, Inc.                                                                     DE
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Domestic USF Corp.                                                                          DE
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FCI 900                                                                                     DE
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Fonotransportes Nacionales S.A. de C.V.                                                   Mexico
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Fort Worth Trunked Radio Limited Partnership                                                TX
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Gamboa Holdings, Inc.                                                                  Philippines
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H-Telecom Ltda.                                                                           Brazil
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Master-Tec Industria e Comercio de Productos Electronicos Ltda.                           Brazil
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McCaw International (Brazil), Ltd.                                                          VA
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Multifon S.A. de C.V.                                                                     Mexico
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NextNet Co., Ltd.                                                                         Japan
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NextServe, Inc.                                                                             DE
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Nextel S.A.                                                                               Brazil
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NCI 700, Inc.                                                                               DE
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Nextel 3G Acquisition Ltd.                                                            United Kingdom
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Nextel 220 License Acquisition Corp.                                                        DE
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Nextel Argentina, S.R.L.                                                                Argentina
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Nextel Aviation, Inc.                                                                       DE
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Nextel of California, Inc.                                                                  DE
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Nextel Communications of the Mid-Atlantic, Inc.                                             DE
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Nextel Communications Philippines Inc.                                                 Philippines
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Nextel Finance Company                                                                      DE
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Nextel International (Argentina) LLC                                                    Cayman Is.
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Nextel International (Argentina), Ltd.                                                  Cayman Is.
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Nextel International (Delaware), Ltd.                                                       DE
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Nextel International (Holdings), Ltd.                                                   Cayman Is.
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Nextel International, Inc.                                                                  WA
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Nextel International (Indonesia) LLC                                                     Cayman Is.
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Nextel International Investment Company                                                     DE
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Nextel International (Japan), Ltd.                                                          DE
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


                                                                      EXHIBIT 21


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                          CORPORATION                                         JURISDICTION OF INCORPORATION
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
Nextel International (Mexico), Ltd.                                                         DE
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Nextel International (Peru) LLC                                                         Cayman Is.
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Nextel International (Philippines) LLC                                                  Cayman Is.
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Nextel International (Services),Ltd.                                                        DE
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Nextel License Acquisition Corp.                                                            DE
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Nextel License Holdings 1, Inc.                                                             DE
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Nextel License Holdings 2, Inc.                                                             DE
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Nextel License Holdings 3,Inc.                                                              DE
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Nextel License Holdings 4, Inc.                                                             DE
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Nextel de Mexico S.A. de C.V.                                                             Mexico
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Nextel of New York, Inc.                                                                    DE
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Nextel Operations, Inc.                                                                     DE
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Nextel del Peru, S.A.                                                                      Peru
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Nextel Socal, Inc.                                                                          CA
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Nextel South Corp.                                                                          GA
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Nextel Spectrum Acquisition Corp.                                                           DE
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Nextel Systems Corp.                                                                        DE
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Nextel Telecomunicacoes Ltda.                                                             Brazil
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Nextel of Texas, Inc.                                                                       TX
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Nextel Unrestricted Relocation Corp.                                                        DE
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Nextel West Corp.                                                                           DE
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Nextel WIP Corp.                                                                            DE
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Nextel WIP Expansion Corp.                                                                  DE
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NXLD Company                                                                                DE
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Promobile Telecomunicacoes Ltda.                                                         Braziil
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Radiophone S.A. de C.V.                                                                   Mexico
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Servicios de Radiocomunicacion Movil de Mexico S.A. de C.V.                               Mexico
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Servicios Protel S.A. de C.V.                                                             Mexico
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Shanghai CCT - McCaw Telecomunications Systems Co., Ltd.                        Peoples Republic of China
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Shanghai GSM Project                                                            Peoples Republic of China
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Sistemas de Comunicaciones Troncales S.A. de C.V.                                         Mexico
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Telecomunicacoes Brastel, S.A. de C.V., Ltda.                                             Brazil
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Telemobile Telecomunicacoes Ltda.                                                         Brazil
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Teletransportes Nacionales, S.A. de C.V.                                                  Mexico
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Top Mega Enterprises Limited                                                            Hong Kong
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Tower Analog Sub, Inc.                                                                      DE
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Tower Parent Corp.                                                                          DE
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Unrestricted Subscriber Equipment Leasing Company, Inc.                                     DE
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Unrestricted Subsdidiary Funding Company                                                    DE
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Unrestricted UMTS Funding Company                                                           DE
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